Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, is made as of September 30, 2003, by and among CATALYST INTERNATIONAL, INC., a Delaware corporation (the “Debtor”), each of the persons or entities who may purchase 12% Notes (as defined below) from the Debtor and who may execute a counterpart signature page hereto (individually, a “Secured Party” and collectively, the “Secured Parties”) and TERRENCE L. MEALY, for himself as one of the Secured Parties and as agent for each of the other Secured Parties (the “Agent”).

BACKGROUND:

A.

The Secured Parties have provided financing to the Debtor in the form of 12% Secured Notes (the “12% Notes”) and in connection therewith, the Debtor has agreed to grant to the Secured Parties a security interest in all of the assets of the Company

B.

The Secured Parties have agreed to have the Agent act as their agent under this Security Agreement.

C.

The parties desire to set forth the terms of their agreement in this Security Agreement.

NOW, THEREFORE, in consideration of the promises and mutual agreements, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtors and the Secured Parties agree as follows:

1.

DEFINITIONS

1.1

Defined Terms

As used in this Security Agreement, the following terms shall be defined as set forth below:

“Account” shall have the meaning assigned thereto by the UCC and shall additionally include all books and records, data processing cards, tapes, tabulating runs, programs and similar material evidencing, securing or relating thereto and in each case whether now owned or hereafter acquired and wherever located.

“Equipment” shall have the meaning assigned thereto by the UCC and shall include, but not be limited to, all machinery, all manufacturing, distribution, selling, data processing and office equipment, all computer hardware, computer software, furniture, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other Goods other than Inventory, and in each case whether now owned or hereafter acquired and wherever located, and all accessions and additions thereto, parts and appurtenances thereof, substitutions therefor and replacements thereof.

“Event of Default” shall mean the occurrence of an “Event of Default” as that term is defined in the 12% Notes.

“General Intangibles” shall have the meaning assigned thereto by the UCC and shall include, but not be limited to, all rights, interests, choses in action, causes of action and all other intangible personal property of every kind and nature (other than Accounts), including, without limitation, corporate or other business records, inventions, designs, lawsuits, claims arising by virtue of 11 U.S.C. §§542-553, patents, patent applications, service marks, trademarks, tradenames, trade secrets, source code, goodwill, registrations, copyrights, license rights, franchises, customer lists, interests in partnerships and joint ventures, limited liability company interests, tax refund claims, payment intangibles, rights and claims against carriers and shippers, rights to indemnification, rights to insurance claims and proceeds of insurance of which the Debtor is beneficiary, and any letter of credit, guaranty or liens held by or granted to the Debtor to secure payment of any obligation owing by a person to the Debtor, and the like, and in each case however and wherever arising, whether now owned or hereafter acquired, and wherever located.

“Inventory” shall have the meaning assigned thereto by the UCC and shall include, but not be limited to, all Goods (wherever located, whether in the possession of the Debtor or of a bailee or other Person for sale, storage, transit, processing, use or otherwise, and whether consisting of whole goods, spare parts, components, supplies or materials), which are held for sale or lease or demonstration or to be furnished (or which have been furnished) under any contract of service, or which are Goods leased to others, trade-ins and repossessions, raw materials, work in process or supplies, and all materials used or consumed in the Debtor’s business, and shall include such property the sale or other disposition of which has given rise to Accounts or Chattel Paper and which has been returned to or repossessed or repurchased or stopped in transit by the Debtor.

“Permitted Liens” shall mean  statutory liens for personal property taxes not yet due and payable,  liens of mechanics, materialmen, warehousemen or carriers or other like liens securing obligations imposed by law,  liens to the First National Bank of Muscatine, which will be repaid with a portion of the proceeds of the issuance of the 12% Notes, and  any liens which may be granted by Catalyst under Section 7(a), below.

“Proceeds” shall have the meaning assigned thereto by the UCC and, in any event, shall include, but not be limited to,  any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, including, but not limited to any and all proceeds of business disruption insurance,  any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any of the Collateral including, but not limited to, any rents, lease payments, or profits derived therefrom.

“UCC” shall mean the Uniform Commercial Code as adopted by and in effect in the State of Delaware, as the same may be amended or enacted from time to time.

1.2

Other Terms

The terms “Account Debtor,” “Deposit Account,” “Documents,” “Fixtures,” “Goods,” “Instruments,” “Investment Property” and “Chattel Paper” shall have the definitions ascribed thereto from time to time by the UCC.

2.

SECURITY INTEREST

To secure payment of the Obligations defined below, the Debtor grants the Secured Parties a security interest in all of the Debtor’s Equipment, Fixtures, Inventory, Documents, Documents relating to Inventory, General Intangibles, Accounts, Deposit Accounts, contract rights, Investment Property, Chattel Paper and Instruments, whether now owned or hereafter acquired by the Debtor, and all additions and accessions thereto, all replacements therefor, and all Proceeds and products of any of the foregoing property, wherever located (collectively, the “Collateral”).  The term “Obligations” means any and all debts, obligations, and liabilities of the Debtor under the 12% Notes and any and all other indebtedness of the Debtor to any of the Secured Parties, whether now or hereafter made, incurred, or created, including those arising out of credit previously granted, credit contemporaneously granted, or credit granted in the future, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether the Debtor is liable individually or jointly with others, and whether for principal, interest or other debts, obligations or liabilities.  It is the true, clear, and express intention of the Debtor that the continuing grant of the security interests provided for herein remain as security for payment and performance of the Obligations, whether or not existing or hereinafter incurred by future advances or otherwise.  The notice of the continuing grant of this security interest therefore shall not be required to be stated on the face of any document representing any such Obligation, nor otherwise identify it as being secured hereby.  Any such Obligation shall be deemed to have been made pursuant to Section 9-204(c) of the Delaware Code.

3.

DEBTORS’ WARRANTIES

The Debtor warrants to the Secured Parties that:

(a)

Ownership

The Debtor is the owner of the Collateral free of all encumbrances and security interests, except for the Permitted Liens.  The Debtor, acting alone, may grant a security interest in its Collateral.

(b)

Other Financing

No financing statement is on file covering the Collateral or its products or Proceeds, except financing statements relating to the Permitted Liens.  There has been no material default as of this date according to the terms of any Collateral and no step has been taken to foreclose the security interest it evidences or otherwise enforce its payment.

(c)

Sale of Goods or Services Rendered

Each Account and Chattel Paper constituting Collateral arose from the performance of services by the Debtor or from a bona fide sale or lease of Goods, which have been delivered or shipped to the Account Debtor and for which the applicable Debtor has genuine invoices, shipping documents or receipts.

(d)

Enforceability

Each Account, contract right and Chattel Paper constituting Collateral is genuine and enforceable against the Account Debtor according to its terms.  It and the transaction out of which it arose comply in all material respects with all applicable laws and regulations.

(e)

Authority to Contract

The execution and delivery of this Security Agreement and any instruments evidencing Obligations will not violate or constitute a breach of the Debtor’s Certificate of Incorporation or Bylaws, as amended, or any material agreement or restriction to which any Debtor is a party or is subject.

(f)

Organization; Names and Addresses

The Debtor is duly organized and validly existing under the laws of the State of Delaware.  The Debtor uses no other names in the conduct of its business, except for Catalyst WMS International, Limited.  The address appearing opposite the Debtor’s signature is the Debtor’s chief executive office.

4.

SALE AND COLLECTIONS

Subject to the terms of any applicable provisions in the documents which govern any senior lien which may be created under Section 7(a), below:

(a)

Proceeds of Collateral

So long as no Event of Default has occurred and is continuing, the Debtor may sell Inventory in the ordinary course of such Debtor’s business.  Following the occurrence and during the continuance of an Event of Default, (i) all Proceeds of Collateral received by the Debtor shall be held by the Debtor upon an express trust for the Secured Parties, shall not be commingled with any other funds or property of the Debtor, and shall be turned over to the Agent not later than the Business Day following the day of their receipt, and (ii) all Proceeds received by the Secured Parties shall be applied against the Obligations then due and payable in such order and at such times as the Agent shall determine.

(b)

Lockbox

The Agent may, at any time within his discretion after the occurrence and during the continuance of an Event of Default, require the Debtor to take whatever action is deemed necessary by the Secured Parties to establish and continuously maintain one or more lockboxes for the receipt of cash Proceeds of the Collateral, which lockboxes shall be under the sole and exclusive control of the Agent.  In such event, the Debtor shall simultaneously instruct its respective Account Debtors to send payments on Accounts owing to the Debtors to such lockboxes and shall take whatever other action is deemed necessary to insure that all Proceeds of the Debtor’s Accounts are sent to such lockboxes.  The Debtor agrees to forward to such lockboxes all Proceeds of the Collateral which are received by the Debtor and until so forwarded the Debtor shall not commingle any such Proceeds with any other funds of the Debtor but instead shall hold such Proceeds in trust for the Secured Parties.  All amounts deposited in such lockboxes shall be applied toward payment of the Obligations pursuant to the terms of a lockbox agreement to be entered into upon establishment of such lockboxes.

(c)

Verification and Notification

The Agent may verify Accounts, Chattel Paper and contract rights in any reasonable manner, and the Debtor shall assist the Agent in so doing.  At any time after the occurrence and during the continuance of an Event of Default, the Secured Parties may and the Debtor shall, upon request of the Secured Parties, notify the Account Debtors to make payment directly to the Secured Parties and the Secured Parties may enforce collection of, settle, compromise, extend or renew the indebtedness of such Account Debtors.  Until Account Debtors are otherwise notified, the Debtor, as agent of Secured Party, shall make collections on its Collateral.  The Secured Parties may at any time notify the bailee of any Inventory of its security interest.

5.

DEBTOR’S COVENANTS

(a)

Maintenance of Collateral

The Debtor shall:  maintain the Collateral in good condition and repair, ordinary wear and tear excepted, and not permit its value to be materially impaired; keep the Collateral free from all liens, encumbrances and security interests (other than Permitted Liens); defend the Collateral against all claims and legal proceedings by persons other than the Secured Parties; pay and discharge when due all taxes, license fees, levies and other charges upon the Collateral unless payment thereof is being contested in good faith; not sell, lease or otherwise dispose of the Collateral or permit the Collateral to become a fixture or an accession to other goods, except for sales of Inventory in the ordinary course of business and the sale or other disposition of Equipment which has become obsolete or which is no longer necessary for the operation of the Debtor’s business; not permit the Collateral to be manufactured, produced, or used in violation of any applicable law, regulation or policy of insurance; and, as to Collateral consisting of Instruments and Chattel Paper, preserve rights in the Collateral against prior parties.  Loss of or damage to the Collateral shall not release the Debtor from any of the Obligations.

(b)

Insurance

The Debtor shall keep the Collateral and the Secured Parties’ interest in such Collateral insured under policies with such provisions, for such amounts and by such insurers as shall be satisfactory to the Agent from time to time.  The Debtor assigns to the Secured Parties the proceeds of all such insurance including business disruption insurance and any premium refund, and after the occurrence and during the continuance of an Event of Default, authorizes the Agent to endorse in the name of the Debtor any instrument for such proceeds or refunds and, at the option of the Secured Parties, to apply such proceeds and refunds to any unpaid balance of the Obligations, whether or not due, and/or to restoration of the Collateral, returning any excess to Debtors.  After the occurrence and during the continuance of an Event of Default, the Agent is authorized, in the name of the Debtor or otherwise, to make, adjust or settle claims under any insurance on the Collateral.

(c)

Maintenance of Security Interest

The Debtor shall pay all expenses and, upon request, take any action reasonably deemed advisable by the Secured Parties to preserve the Collateral or to establish, determine priority of, perfect, continue to perfect, terminate and/or enforce the Secured Parties’ interest in the Collateral or the Secured Parties’ rights under this Security Agreement.  The Debtor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor.  The Debtor agrees that a carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement and may be filed as a financing statement in any jurisdiction.

(d)

Collateral Records and Statements

The Debtor shall keep accurate and complete records respecting its Collateral.  At such times as the Secured Parties may reasonably require, the Debtor shall furnish to the Secured Parties a statement certified by the Debtor and in such form and containing such information as may be prescribed by the Secured Parties, showing the current status, location and value of the Collateral.

(e)

Inspection of Collateral

At reasonable times and prior to the occurrence of an Event of Default upon forty-eight (48) hours’ prior notice to the Debtor, the Agent may examine the Collateral and the Debtor’s records pertaining to it, wherever located, and make copies thereof.  The Debtor shall assist the Agent in so doing.  The Debtor shall pay the Agent’s reasonable out-of-pocket expenses for any servicing and auditing in connection with this Security Agreement.

(f)

Chattel Paper; Instruments

Upon request of the Agent, Chattel Paper constituting Collateral shall be on forms approved by the Agent.  The Debtor shall promptly mark all Chattel Paper and Instruments, and all copies thereof, to indicate conspicuously the Secured Parties’ interest and, upon request, deliver the same to the Secured Parties.

(g)

Modifications

After the occurrence and during the continuance of an Event of Default, without the prior written consent of the Agent, the Debtor shall not alter, modify, extend, renew or cancel any Accounts or Chattel Paper except adjustments to Accounts in the ordinary course of business.

(h)

Returns and Repossessions

After the occurrence and during the continuance of an Event of Default, the Debtor shall promptly notify the Agent of the return to or repossession by the Debtor of Goods underlying any Collateral and, upon request of the Agent, the Debtor shall hold and dispose of such Goods only as the Agent directs.

6.

DEFAULT

Upon the occurrence and during the continuance of an Event of Default, the Secured Parties shall have all rights and remedies for default provided by the UCC, as well as any other applicable law and the Obligations.  With respect to such rights and remedies:

(a)

Repossession

The Agent may enter into premises where any Collateral may be located, and may take possession of Collateral, all in accordance with applicable law.

(b)

Assembling Collateral

The Secured Parties may require the Debtor to assemble its Collateral and to make it available to the Secured Parties at any convenient place or places designated by the Agent.  It is agreed that the Secured Parties will not have an adequate remedy at law if this obligation is breached, and accordingly that the Debtor’s obligation to assemble Collateral shall be specifically enforceable.

(c)

Expenses and Application of Proceeds

The Debtor shall reimburse the Secured Parties for any reasonable expenses incurred by the Secured Parties in protecting or enforcing their rights under this Agreement including, without limitation, reasonable fees of attorneys, legal assistants or paralegals; all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral; and all expenses and costs (including, without limitation, fees of attorneys, legal assistants and paralegals) in connection with any proceeding instituted pursuant to 11 U.S.C. §101 et. seq.  After deduction of such expenses, the Secured Parties may apply the proceeds of disposition to the Obligations in such order and amounts as the Agent elects.

(d)

Waiver

The Secured Parties may permit the Debtor to remedy any default without waiving the default so remedied, and the Secured Parties may waive any default without waiving any other subsequent or prior default.

7.

AGENT

(a)

Power and Authority of Agent

Each of the Secured Parties hereby appoints the Agent as such Secured Party’s agent and attorney-in-fact to perform all acts, and execute any and all documents in the name and on behalf of such Secured Party which such Secured Party may take or execute hereunder.  Each of the Secured Parties acknowledges and agrees that the power and authority granted to the Agent is broad and that without limiting the authority of the Agent, the Agent will have the power to:   give and receive notices and communications on behalf of all of the Secured Parties to the Debtor,  resolve disputes between the Debtor on the one hand, and the Secured Parties on the other hand,  take any and all action with respect to the Collateral which may be given to the Secured Parties under this Security Agreement or the UCC,  make claims on behalf of the Secured Parties, or settle or compromise claims of the Secured Parties against the Debtor,  waive any and all defaults by the Debtor hereunder and  take any and all other actions necessary or appropriate in the judgment of the Agent which may be required or granted to the Secured Parties hereunder or under the UCC.  Each of the Secured Parties further acknowledges and agrees that the Agent will have authority to subordinate the indebtedness evidenced by the 12% Notes and the lien granted hereunder to a lien granted to any bank or other financial institution which may provide financing to the Debtor up to an aggregate principal amount not to exceed $5,000,000 and that the Agent will have power and authority on behalf of each of the Secured Parties to execute any and all documentation and take any and all actions in order to evidence such subordination.

(b)

Replacement Agent

In the event that the Agent is unwilling or unable to act, the holders of a majority of principal amount of the 12% Notes shall elect a replacement agent and, upon such election, such replacement agent shall have the same powers and authorities as granted to the Agent in this Section .

(c)

Limitation of Liability of the Agent

The Agent will not be liable for any act done or omitted hereunder as the Agent while acting in good faith and in the exercise of reasonable judgment.  The Secured Parties will severally indemnify the Agent and hold the Agent harmless against any loss, liability or expense incurred without negligence or bad faith on the part of the Agent arising out of or in connection with the acceptance or administration of the Agent’s duties hereunder, including the reasonable fees and expenses of any legal counsel retained by the Agent.

(d)

Decision of Agent Binding on Secured Parties

A decision, act, consent or instruction by the Agent will constitute a decision, act, consent or instruction of all of the Secured Parties for all purposes for which the Agent may act under this Security Agreement, and will be final, binding and conclusive upon all of the Secured Parties.  The Debtor may rely upon any such decision, act, consent or instruction of the Agent as being the decision, act, consent or instruction of every Secured Party.  The Debtor is hereby relieved from any liability to any of the Secured Parties for any acts done by the Debtor in connection or in accordance with any such decision, act, consent or instruction of the Agent.

8.

PERSONS BOUND

This Security Agreement benefits the Secured Parties, the Agent, and their respective successors and assigns, and binds the Debtor and its respective successors and assigns.

9.

INTERPRETATION

The validity, construction and enforcement of this Security Agreement are determined and governed by the internal law (as opposed to conflicts of law provisions) of the State of Delaware.  Invalidity of any provision of this Security Agreement shall not affect the validity of any other provision.

10.

COUNTERPARTS

This Security Agreement may be executed in counterparts, each of which shall be deemed to be an original, all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective officers, thereunto duly authorized, as of the date first above written.

DEBTOR:

Address:

CATALYST INTERNATIONAL, INC.

8989 North Deerwood Drive

Milwaukee, Wisconsin 53223

Facsimile Number:  (414) 362-6794

By:

/s/ James B. Treleaven

Name:  James Treleaven

Title:

  President and CEO

AGENT:

Address:

Mealy Law Offices

301 East Second Street

Muscatine, Iowa  52761

/s/  Terrence L. Mealy

Facsimile Number:  (563) 263-0829

Terrence L. Mealy

(Counterpart Signatures Continued on Following Pages)

Counterpart Signature Page to Security Agreement

Address:

Name of Secured Party:  Terrence L. Mealy

Signature:  /s/ Terrence L. Mealy

Title (if Applicable):

Facsimile Number:

Counterpart Signature Page to Security Agreement

Address:

Name of Secured Party:  Dr. Michael J. Nonnenmann

Signature:  /s/ Michael J. Nonnenmann

Title (if Applicable):

Facsimile Number:

Counterpart Signature Page to Security Agreement

Address:

Name of Secured Party:  James G. Stowers

Signature:  /s/ James G. Stowers

Title (if Applicable):

Facsimile Number:

Counterpart Signature Page to Security Agreement

Address:

Name of Secured Party:  William G. Nelson

Signature:  /s/ William G. Nelson

Title (if Applicable):

Facsimile Number:

Counterpart Signature Page to Security Agreement

Address:

Name of Secured Party:  Joseph E. Hoffman II

Signature:  /s/ Joseph E. Hoffman II

Title (if Applicable):

Facsimile Number:

Counterpart Signature Page to Security Agreement

Address:

Name of Secured Party:  Roy Carver

Signature:  /s/ Roy Carver

Title (if Applicable):

Facsimile Number:

Counterpart Signature Page to Security Agreement

Address:

Name of Secured Party:  Douglas B. Coder

Signature:  /s/ Douglas B. Coder

Title (if Applicable):

Facsimile Number: